SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 29, 2001
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                        Millennium Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-28494                   04-3177038
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                75 Sidney Street, Cambridge, Massachusetts          02139
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (617) 679-7000
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                                 Not Applicable
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          (Former name or former address if changed since last report)




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ITEM 5:  OTHER EVENTS

         On October 29, 2001, Millennium Pharmaceuticals, Inc. (the "Company") issued a press release to announce that it has entered into an agreement with ILEX Oncology, Inc. ("ILEX") to restructure their 50-50 joint venture, Millennium & ILEX Partners L.P. As a result of this restructuring, scheduled to close at the end of the year, ILEX will acquire the Company's equity interest in the partnership, and the Company will receive a series of payments and take a royalty position. The closing of the restructuring will be subject to expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





October 30, 2001                   MILLENNIUM PHARMACEUTICALS, INC.


                                   By: /s/ JOHN B. DOUGLAS III
                                       John B. Douglas III
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION


99.1                       Press Release dated October 29, 2001



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